                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      ----------------------------------


Date of report (Date of earliest event reported): April 19, 1999


                                  BARRA, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                       0-19690                 94-2993326
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


2100 MILVIA STREET, BERKELEY, CA                                  94704-1113
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (510) 548-5442


                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     Filed herewith as Exhibit 99.1 is a copy of the Registrant's press release, issued March 1, 1999, relating to certain management decisions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits


Exhibit No.                  Description
-----------                  -----------
99.1             Press Release of BARRA, Inc. dated April 22, 1999



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BARRA, INC.

Date: April 22, 1999                   By: /s/ James D. Kirsner
                                           ------------------------------
                                           Name:  James D. Kirsner
                                           Title: Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
99.1             Press Release of BARRA, Inc. dated April 22, 1999



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